UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2019

STERIS plc

(Exact Name of Registrant as Specified in Charter)

England and Wales	1-37614	98-1203539
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Rutherford House Stephensons Way

Chaddesden, Derby,

England, DE21 6LY

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: +44 1332 387100

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Background

As previously disclosed, STERIS plc, a public company organized under the laws of England and Wales (“STERIS” or the “Company”) intends to consummate a redomiciliation pursuant to which STERIS plc, a public limited company organized under the laws of Ireland (“New Ultimate Parent”), will become the ultimate holding company of the Company and each of its existing subsidiaries, and STERIS Emerald IE Limited, a private company limited by shares incorporated under the laws of Ireland (“New Parent”), will become the direct parent of STERIS.

In conjunction with the foregoing, on March 5, 2019, STERIS executed a First Amendment (the “First Amendment”) to the Credit Agreement dated March 23, 2018 (“Credit Agreement”) among STERIS, as Borrower and Guarantor, STERIS Corporation (“Old STERIS”), as Borrower and Guarantor, their other affiliates that are Guarantors under the Credit Agreement, JPMorgan Chase Bank, N.A., as Administrative Agent for the lenders thereunder, and such lenders. Also on March 5, 2019, Old STERIS and the private placement noteholders party to each of the two Note Purchase Agreements dated March 31, 2015 and the Note Purchase Agreement dated May 15, 2015 executed amendments to such Note Purchase Agreements and STERIS and the private placement noteholders party to the Note Purchase Agreement dated January 23, 2017 executed an amendment to such Note Purchase Agreement (the foregoing Note Purchase Agreements, as the same may have been previously amended, are referred to collectively herein as the “Note Purchase Agreements” and the March 5, 2019 amendments to the Note Purchase Agreements are referred to collectively herein as the “Note Purchase Agreement Amendments”).

First Amendment

The First Amendment provides that on the closing date of the First Amendment, immediately prior to the consummation of the Restructuring (as hereinafter defined), the lenders party to the Credit Agreement consent to (i) the restructuring of STERIS, which restructuring includes the shareholders of STERIS exchanging their shares of capital stock in STERIS for shares in the New Ultimate Parent and various other specified transactions, including transactions pursuant to which STERIS becomes a direct subsidiary of the New Parent (collectively the “Restructuring”), and (ii) agree that the Restructuring shall be permitted under the Credit Agreement and shall not constitute an “Event of Default” thereunder.

The First Amendment also provides that effective as of the closing date, concurrently with the consummation of the Restructuring, the Credit Agreement is amended and restated in an attached form, the New Ultimate Parent and Synergy Health Limited are designated as Borrowers, and the amended and restated Credit Agreement and New Ultimate Parent and New Parent will become Guarantors under the amended and restated Credit Agreement. The amended and restated Credit Agreement also provides that the New Ultimate Parent will be the “Reporting Entity” thereunder and that reporting requirements and covenant compliance will be the responsibility of the Reporting Entity or measured at the Reporting Entity level. The amended and restated Credit Agreement does not effect any material changes in the terms of the Credit Agreement regarding borrowings or the issuance of letters of credit.

Note Purchase Agreement Amendments

The Note Purchase Agreement Amendments provide that on the closing date, immediately prior to consummation of the Restructuring, the noteholders consent to the Restructuring, and agree that (i) the Restructuring is permissible under the terms of their respective Note Purchase Agreements, (ii) the Restructuring is not a “Change of Control” or action consummating a “Change of Control” under their respective Note Purchase Agreements, and (iii) STERIS and Old STERIS are not required to make any offer to redeem their notes or take related actions under their respective Note Purchase Agreements. In addition, the Note Purchase Agreement Amendments require the New Ultimate Parent and New Parent to become Guarantors under all Note Purchase Agreements, concurrently with the consummation of the Restructuring.

The Note Purchase Agreement Amendments also provide that on the closing date, substantially concurrently with the consummation of the Restructuring, the Note Purchase Agreements will be amended and restated in the form attached to such Amendments. Additionally, the amended and restated Note Purchase Agreements provide that the New Ultimate Parent will be the “Reporting Entity” and that reporting requirements and covenant compliance will be the responsibility of the Reporting Entity or measured at the Reporting Entity level. Also, under the amended and restated Note Purchase Agreements certain baskets have been increased to more closely align with those contained in the Credit Agreement.

Effectiveness

The effectiveness of the amendments contemplated by the First Amendment and Note Purchase Agreement Amendments is generally conditioned upon consummation of the Restructuring, as well as certain other customary closing conditions.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	First Amendment dated as of March 5, 2019 to the Credit Agreement, dated as of March 23, 2018, by and among STERIS Corporation and STERIS plc, as borrowers and guarantors, various U.S. and U.K. subsidiaries of STERIS plc, as guarantors, various financial institutions, as lenders, and JPMorgan Chase Bank, N.A., as Administrative Agent.

10.2	Second Amendment dated as of March 5, 2019 to the Amended and Restated Note Purchase Agreement dated as of March 31, 2015, as amended by that certain First Amendment dated as of January 23, 2017, by and among STERIS Corporation and each of the purchasers listed in Schedule A thereto.

10.3	Second Amendment dated as of March 5, 2019 to the Amended and Restated Note Purchase Agreement dated as of March 31, 2015, as amended by that certain First Amendment dated as of January 23, 2017, by and among STERIS Corporation and each of the purchasers listed in Schedule A thereto.

10.4	Second Amendment dated as of March 5, 2019 to the Note Purchase Agreement dated as of May 15, 2015, as amended by that certain First Amendment dated as of January 23, 2017, by and among STERIS Corporation and each of the purchasers listed in Schedule A thereto.

10.5	First Amendment dated as of March 5, 2019 to the Note Purchase Agreement dated as of January 23, 2017, by and among STERIS plc and each of the purchasers listed in Schedule A thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERIS plc

By:	/s/ J. Adam Zangerle
J. Adam Zangerle
Senior Vice President, General Counsel and Secretary

Date: March 8, 2019